UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2016

THE BOEING COMPANY
(Exact name of registrant as specified in charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2016, The Boeing Company issued a press release in which it announced that it will recognize an impact to earnings across three programs when it announces second-quarter 2016 financial results on July 27. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated July 21, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Robert E. Verbeck
Robert E. Verbeck
Senior Vice President, Finance and Corporate Controller

Dated: July 21, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated July 21, 2016